                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firms" and to the use of our report dated
November 10, 2003, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-117362) and related Prospectus of IASIS Healthcare LLC and IASIS Capital Corporation for the registration of $475,000,000 of debt securities.


                                         /s/ Ernst & Young LLP


Nashville, Tennessee
September 28, 2004